January 5, 2017

Orinda Income Opportunities Fund
a series of Advisors Series Trust (the “Trust”)

Class I	OIOIX
Class A	OIOAX
Class D	OIODX

Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information
(“SAI”), each dated June 28, 2016, as supplemented on September 1, 2016

At the request of Orinda Asset Management, LLC, (“Orinda” or the “Adviser”), the Board of Trustees of the Trust has reviewed material relating to the Adviser’s request to reorganize the Orinda Income Opportunities Fund (the “Fund”), into a newly created series (the “New Fund”) of The RBB Fund, Inc. (the “Reorganization”), with investment objectives, investment strategies, policies and a portfolio management team that are the same as that of the Fund.  The Fund’s daily operations and management activities are not expected to be affected in any way.

Based on the materials provided to the Board, the Board has determined to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the Fund would reorganize out of the Trust and into the New Fund with the same name.  The Plan provides for an exchange of shares of each class of the Fund for shares of the same class of the New Fund, which would be distributed pro rata by the Fund to the holders of the shares of such class in complete liquidation of the Fund, and the New Fund’s assumption of all of the liabilities of the Fund.  Shareholders of each class of the Fund will receive shares of the new Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization.  The effect of the Reorganization will be that the Fund’s shareholders will become shareholders of the New Fund.  The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

In the first quarter of 2017, shareholders of the Fund will receive a proxy statement soliciting their votes with respect to the proposed Reorganization as well as approval of a new investment advisory agreement with the Adviser.  If approved, the Reorganization is anticipated to take effect in the second quarter of 2017.  The Reorganization must be approved by a vote of a majority of the outstanding shares of the Fund.  When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for reference.